*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2014. Meeting Information DILLARD'S, INC. Meeting Type: Annual Meeting For holders as of: March 20, 2014 Date: May 17, 2014 Time: 9:30 AM Location: Company's Corporate Office 1600 Cantrell Road Little Rock, Arkansas You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DILLARD'S, INC. 1600 CANTRELL ROAD P.O. BOX 486 LITTLE ROCK, AR 72203 ATTN: JULIE BULL M70197-P49788-Z62638 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2014 to facilitate timely delivery. How To Vote M70198-P49788-Z62638 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. You may vote until 11:59 pm Eastern Time on May 14, 2014 for all shares related to the 401(k) Plan. All other shares may vote until 11:59 pm on May 16, 2014. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The properly executed proxy card must be received by May 14, 2014 by the Tabulator for all shares related to the 401(k) Plan and by May 16, 2014 for all other shares. . XXXX XXXX XXXX

Voting Items 1. ELECTION OF DIRECTORS Class A Nominees: 1a. Frank R. Mori 1b. Reynie Rutledge 1c. J.C. Watts, Jr. 1d. Nick White The Board of Directors of the Company recommends voting FOR each of the nominees listed above. 2. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. 3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2014. The Board of Directors of the Company recommends voting FOR proposals 2 and 3. 4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof. M70199-P49788-Z62638

1. ELECTION OF DIRECTORS Class B Nominees: 2. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. 1a. Robert C. Connor 3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2014. 1b. Alex Dillard 1c. Mike Dillard The Board of Directors of the Company recommends voting FOR proposals 2 and 3. 1d. William Dillard, II 4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof. 1e. James I. Freeman 1f. H. Lee Hastings, III 1g. Drue Matheny 1h. Warren A. Stephens M70200-P49788-Z62638 The Board of Directors of the Company recommends voting FOR each of the nominees listed above.

M70201-P49788-Z62638